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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 22, 1998
                                                  -----------------

                           SPECTRUM LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-9478                 95-3557539
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


   23022 La Cadena Drive, Laguna Hills, California           92653
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       (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (949) 581-3500
                                                     --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant.

On December 22, 1998, the firm of McGladrey & Pullen, LLP was engaged as the Company's independent accountant.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   SPECTRUM LABORATORIES, INC.


Date:  December 22, 1998                     By:    /s/  F. Jesus Martinez
                                                   -----------------------------
                                                         F. Jesus Martinez
                                                         President


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